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                     FORM OF PROXY CARD
                   WARNER-LAMBERT COMPANY
                           PROXY

          PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS
            TO BE HELD AT [TIME] ON [DATE] AT [PLACE]

       LODEWIJK J.R. DE VINK, ERNEST J. LARINI and GREGORY L. JOHNSON and each of them, with full power of substitution, are hereby authorized to represent and to vote and act with respect to all stock of the undersigned at the Special Meeting of Stockholders of Warner-Lambert Company on ___________ _________, 2000 and any adjournment or adjournments thereof, as designated herein upon the proposal set forth herein, as set forth in the Joint Proxy Statement/Prospectus, and, in their discretion, upon such other matters as may be properly brought before the meeting.

Change of Address

___________________
___________________
___________________


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PLEASE MARK YOUR VOTES AS INDICATED IN THIS EXAMPLE /X/



PLEASE VOTE BY RETURNING THE ATTACHED PROXY CARD

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL (1), THE APPROVAL OF THE MERGER AND ADOPTION OF THE MERGER AGREEMENT.

1. Adoption of the Agreement and Plan of Merger, dated as of November 3, 1999, among Warner-Lambert Company, American Home Products Corporation and Wolverine Sub Corp. and the approval of the merger contemplated thereby.

           FOR      AGAINST     ABSTAIN
           / /        / /         / /

/ /  PLEASE SEND AN ADMITTANCE CARD


IF YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON, PLEASE CHECK THE BOX ABOVE AND AN ADMITTANCE CARD WILL BE MAILED TO YOU.

Vote, sign and date this Proxy and return it promptly in the enclosed envelope. No postage is required if mailed in the United States.

/ /  CHANGE OF ADDRESS ON REVERSE SIDE


THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF WARNER-LAMBERT COMPANY. WHEN PROPERLY EXECUTED IT WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER BUT, UNLESS OTHERWISE SPECIFIED, IT WILL BE VOTED FOR PROPOSAL (1), THE ADOPTION AND APPROVAL OF THE MERGER AGREEMENT.

VOTE, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Signature __________________________________    Dated_______________

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

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